                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:        February 27, 2008

                                               /s/ Manuel H. Johnson
                                               --------------------------------
                                               Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:        February 27, 2008
                                               /s/ W. Allen Reed
                                               --------------------------------
                                               W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:        February 27, 2008

                                               /s/ Michael E. Nugent
                                               --------------------------------
                                               Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:  February 27, 2008

                                               /s/ Michael Bozic
                                               --------------------------------
                                               Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ Joseph J. Kearns
                                               --------------------------------
                                               Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and
Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ Fergus Reid
                                               --------------------------------
                                               Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ James F. Higgins
                                               --------------------------------
                                               James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ Kathleen A. Dennis
                                               --------------------------------
                                               Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ Michael F. Klein
                                               --------------------------------
                                               Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

                                               /s/ Frank L. Bowman
                                               --------------------------------
                                               Frank L. Bowman

    FEBRUARY 27, 2008                                    APPENDIX A
MORGAN STANLEY RETAIL FUNDS:
FUND:                                                              FILING:
-----                                                              -------

Morgan Stanley California Tax-Free Daily Income Trust              Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley California Tax-Free Income Fund                     Post-Effective Amendment No. 29 to Form N-1A
Morgan Stanley Capital Opportunities Trust                         Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Equally-Weighted S&P 500 Fund                       Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Focus Growth Fund                                   Post-Effective Amendment No. 35 to Form N-1A
Morgan Stanley Nasdaq-100 Index Fund                               Post-Effective Amendment No. 9 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust               Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley New York Tax-Free Income Fund                       Post-Effective Amendment No. 28 to Form N-1A
Morgan Stanley Real Estate Fund                                    Post-Effective Amendment No. 12 to Form N-1A
Morgan Stanley Select Dimensions Investment Series                 Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley Series Fund                                         Post-Effective Amendment No. 2 to Form N-1A
Morgan Stanley Tax-Exempt Securities Trust                         Post-Effective Amendment No. 33 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust                         Post-Effective Amendment No. 35 to Form N-1A
Morgan Stanley U.S. Government Securities Trust                    Post-Effective Amendment No. 30 to Form N-1A
Morgan Stanley Utilities Fund                                      Post-Effective Amendment No. 29 to Form N-1A
Morgan Stanley Variable Investment Series                          Post-Effective Amendment No. 41 to Form N-1A
MORGAN STANLEY INSTITUTIONAL FUNDS:
Morgan Stanley Institutional Fund, Inc.                            Post-Effective Amendment No. 74 and No. 75 to Form N-1A
Morgan Stanley Institutional Fund Trust                            Post-Effective Amendment No. 83 to Form N-1A
The Universal Institutional Funds, Inc.                            Post-Effective Amendment No. 32 to Form N-1A
Morgan Stanley Eastern Europe Fund Inc.                            Preliminary Proxy Statement and Definitive Proxy Statement
HEDGE FUNDS
Morgan Stanley Global Long/Short Fund A                            Post-Effective Amendment No. 1 to Form N-2
Morgan Stanley Global Long/Short Fund P                            Post-Effective Amendment No. 1 to Form N-2
Alternative Investment Partners Absolute Return Fund II A          Forn N-8, Initital Registration Statement on Form N-2,
                                                                   Pre-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund II P          Forn N-8, Initital Registration Statement on Form N-2,
                                                                   Pre-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund               Post-Effective Amendment Nos. 6, 7 and 8 to Form N-2
Alternative Investment Partners Absolute Return Fund STS           Post-Effective Amendment Nos. 7, 8 and 9 on Form N-2